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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 13, 1997

                              Medaphis Corporation
             (Exact name of registrant as specified in its charter)

          DELAWARE                      000-19480               58-1651222
      (State or other            Commission File Number       (IRS Employer
jurisdiction of incorporation)                            Identification Number)

                             2700 CUMBERLAND PARKWAY
                                    SUITE 300
                             ATLANTA, GEORGIA 30339
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:            (770) 444-5300

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.                    Other Events.

         On February 20, 1998, the Registrant closed a long-term financing package as previously announced by the Registrant. The $275 million financing package consists of $175 million of 9 1/2 % Senior Notes due 2005 and a $100 million secured revolving credit facility. The net proceeds of the financing package were used to refinance the Registrant's then-existing $210 million loan facility, maturing in 1999, and for general corporate purposes.

         The Revolving Credit Facility is guaranteed by the Registrant's domestic subsidiaries and secured by a first-priority lien on substantially all material assets of the Registrant and its domestic subsidiaries. The Senior Notes are guaranteed by the Registrant's domestic subsidiaries.

         The terms of the Revolving Credit Facility are set forth in the Credit Agreement, dated as of February 13, 1998, among Medaphis Corporation, as the Borrower, Various Financial Institutions from Time to Time Parties Thereto, as the Lenders, DLJ Capital Funding, Inc., as the Syndication Agent for the Lenders and Wachovia Bank, N.A., as the Administrative Agent for the Lenders (the "Credit Agreement"). The Credit Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. The Subsidiary Guaranty, dated as of February 13, 1998, among the domestic subsidiaries of the Registrant and Wachovia Bank, N.A., as Administrative Agent, is filed as Exhibit 10.2 to this Current Report on Form 8-K.

         The 9 1/2 % Senior Notes are issued under and subject to the terms of an Indenture, dated as of February 20, 1998, among Medaphis Corporation, as Issuer, the Subsidiary Guarantors named in the Indenture, and State Street Bank and Trust Company, as Trustee (the "Indenture"). The Indenture is filed as
Exhibit 10.3 to this Current Report on Form 8-K.

         In addition, the Registrant issued a press release on February 20, 1998, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K. The press release relates to the closing of the financing package.



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Item 7.                    Financial Statements and Exhibits.

         (c)      Exhibits

                  10.1 Credit Agreement, dated as of February 13, 1998, among Medaphis Corporation, as the Borrower, Various Financial Institutions from Time to Time Parties Thereto, as the Lenders, DLJ Capital Funding, Inc., as the Syndication Agent for the Lenders, and Wachovia Bank, N.A., as the Administrative Agent for the Lenders (including form of note)

                  10.2 Subsidiary Guaranty, dated February 13, 1998, among the domestic subsidiaries of the Registrant and Wachovia Bank, N.A., as Administrative Agent

                  10.3 Indenture, dated as of February 20, 1998, among Medaphis Corporation, as Issuer, the Subsidiary Guarantors named in the Indenture, and State Street Bank and Trust Company, as Trustee (including form of note)

                  99.1     Press Release issued by the Registrant on February
                           20, 1998



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    March 2, 1998

                                    MEDAPHIS CORPORATION


                                    By:  /s/ Allen W. Ritchie
                                         ----------------------------------
                                         Allen W. Ritchie
                                         Executive Vice President and
                                         Chief Financial Officer





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                                            INDEX TO EXHIBITS

EXHIBIT NUMBER
--------------

10.1     Credit Agreement, dated as of February 13, 1998, among Medaphis
         Corporation, as the Borrower, Various Financial Institutions from Time to Time Parties Thereto, as the Lenders, DLJ Capital Funding, Inc., as
         the Syndication Agent for the Lenders, and Wachovia Bank, N.A., as the
         Administrative Agent for the Lenders (including form of note).........................

10.2     Subsidiary Guaranty, dated February 13, 1998, among the domestic subsidiaries of the Registrant and Wachovia Bank, N.A., as
         Administrative Agent..................................................................

10.3     Indenture, dated as of February 20, 1998, among Medaphis Corporation, as Issuer, the Subsidiary Guarantors named in the Indenture, and State
         Street Bank and Trust Company, as Trustee (including form of note)....................

99.1     Press Release issued by the Registrant on February 20, 1998...........................